UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2010

VERENIUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29173	22-3297375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Cambridge Parkway, Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 674-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 9, 2010, Verenium Corporation (the “Company”) issued a press release announcing the Company’s financial results for the second quarter and six months ended June 30, 2010. The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act ”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

In connection with the previously announced sale of its cellulosic biofuels business to BP Biofuels North America LLC (the “Transaction”), the Company has elected voluntarily to provide certain unaudited pro forma financial information. The unaudited pro forma financial statements, and the related notes thereto, are included in the press release attached as Exhibit 99.1 hereto. The accompanying unaudited pro forma condensed consolidated statements of operations for the three and six months ended June 30, 2010 and for the three and six months ended June 30, 2009 give effect to the Transaction as if it had been consummated at the beginning of the periods presented. The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2010 gives effect to Transaction as if it had been consummated as of June 30, 2010.

The historical financial information on which the pro forma statements are based is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which was filed on March 16, 2010, and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, filed on August 9, 2010. The pro forma consolidated financial statements and the notes thereto should be read in conjunction with these historical consolidated financial statements

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are subject to a number of assumptions which may not be indicative of the results of operations that would have occurred had the disposition been completed at the dates indicated or what the results will be for any future periods.

Forward Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical are “forward-looking” and involve a high degree of risk and uncertainty. These include, but are not limited to, statements related to the closing of the sale of the Company’s biofuels business to BP Biofuels North America LLC, the Company’s lines of business, operations, capabilities, commercialization activities, joint ventures, cellulosic ethanol facilities, corporate partnerships, target markets and future financial performance, results and objectives, all of which are prospective. Such statements are only predictions, and actual events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to the differences include, but are not limited to, the failure or inability of the Company to satisfy all closing conditions related to the sale of its biofuels business, the inability of the parties to consummate the transaction for regulatory or other legal reasons, risks associated with the Company’s strategic focus, risks associated with the Company’s technologies and intellectual property, risks associated with the Company’s ability to obtain additional capital to support its planned operations and financial obligations, risks associated with the Company’s dependence on patents and proprietary rights, risks associated with the Company’s protection and enforcement of its patents and proprietary rights, the commercial prospects of the alternative fuels industry, the Company’s dependence on, manufacturing, and/or license agreements, and its ability to achieve milestones under existing and future collaboration agreements, the ability of the Company and its partners to commercialize its technologies and products (including by obtaining any required regulatory approvals) using the Company’s technologies and timing for launching any commercial products and projects, the ability of the Company and its collaborators to market and sell any products that it or they commercialize, the development or availability of competitive products or technologies, the future ability of the Company to enter into and/or maintain collaboration and joint venture agreements and licenses, changes in the U.S. or global energy markets and laws and regulations applicable to them, and risks and other uncertainties more fully described in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the Company’s annual report on Form 10-K for the year ended December 31, 2009 and any updates contained in its subsequently filed quarterly reports on Form 10-Q. These forward-looking statements speak only as of the date hereof, and the Company expressly disclaims any intent or obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(b)	Exhibits

The information provided in Item 8.01 is incorporated herein by reference.

Any additional pro forma financial information required by this Item upon the completion of the Transaction will be filed as and when required by applicable rules and regulations.

(d)	Exhibits

99.1	Press Release of Verenium Corporation dated August 9, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERENIUM CORPORATION

Dated: August 9, 2010	By:	/s/ James E. Levine
	Name:	James E. Levine
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Verenium Corporation dated August 9, 2010.